REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Security Equity Separate Account Twenty-Seven
and Board of Directors of
Metropolitan Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Security Equity Separate Account Twenty-Seven (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2A as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2001.

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SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	BHFTII T. Rowe Price Large Cap Growth Division	Invesco V.I. EQV International Equity Division
Assets:
Investments at fair value	$5,113	$12,442
Due from Metropolitan Life Insurance Company	18	46
Total Assets	5,131	12,488
Liabilities:
Accrued fees	24	15
Total Liabilities	24	15
Net Assets	$5,107	$12,473

The accompanying notes are an integral part of these financial statements.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	BHFTII T. Rowe Price Large Cap Growth Division	Invesco V.I. EQV International Equity Division
Investment Income:
Dividends	$—	$223
Expenses:
Mortality and expense risk charges	80	161
Administrative charges	9	18
Total expenses	89	179
Net investment income (loss)	(89)	44
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,274	1,421
Realized gains (losses) on sale of investments	(24)	141
Net realized gains (losses)	1,250	1,562
Change in unrealized gains (losses) on investments	(5,062)	(4,689)
Net realized and change in unrealized gains (losses) on investments	(3,812)	(3,127)
Net increase (decrease) in net assets resulting from operations	$(3,901)	$(3,083)

The accompanying notes are an integral part of these financial statements.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN
OF METROPOLITAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	BHFTII T. Rowe Price Large Cap Growth Division		Invesco V.I. EQV International Equity Division
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(89)	$(125)	$44	$(16)
Net realized gains (losses)	1,250	1,045	1,562	1,183
Change in unrealized gains (losses) on investments	(5,062)	599	(4,689)	(490)
Net increase (decrease) in net assets resulting from operations	(3,901)	1,519	(3,083)	677
Contract Transactions:
Net transfers (including fixed account)	(30)	(30)	(30)	—
Transfers for Contract benefits and terminations	(663)	(1)	(381)	(2)
Net increase (decrease) in net assets resulting from Contract transactions	(693)	(31)	(411)	(2)
Net increase (decrease) in net assets	(4,594)	1,488	(3,494)	675
Net Assets:
Beginning of year	9,701	8,213	15,967	15,292
End of year	$5,107	$9,701	$12,473	$15,967

The accompanying notes are an integral part of these financial statements.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Security Equity Separate Account Twenty-Seven (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Board of Directors of Security Equity Life Insurance Company ("SELIC") on August 11, 1994 to support operations of SELIC with respect to certain variable annuity contracts (the "Contracts"). On October 31, 2003, SELIC merged into the Company and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the New York State Department of Financial Services.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco V.I.")

Brighthouse Funds Trust II ("BHFTII")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Contract owner. The following Divisions had net assets as of December 31, 2022:

BHFTII T. Rowe Price Large Cap Growth Division

Invesco V.I. EQV International Equity Division

B. The following Division had no net assets as of December 31, 2022:

Invesco V.I. Core Equity Division

3.  PORTFOLIO CHANGE

The operations of the Divisions were affected by the following change that occurred during the year ended December 31, 2022:

Name Change:

Former Name

Invesco V.I. International Growth Fund

New Name

Invesco V.I. EQV International Equity Fund

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to industry standard mortality tables and, if any, are shown in net assets from Contracts in payout on the statements of assets and liabilities. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout/annuitization at December 31, 2022. Annuity payouts, if any, are included in transfers for Contract benefits and terminations on the statements of changes in net assets of the applicable Divisions.

Purchase Payments

Purchase payments received from Contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as Contract transactions on the statements of changes in net assets of the applicable Divisions.

Net Transfers

Assets transferred by the Contract owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

5.  EXPENSES & CONTRACT CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as administrative charges in the accompanying statements of operations of the applicable Divisions:

Administrative — The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each Contract and the Separate Account.

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the insured (the annuitant) may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the effective annual rates for each respective charge for the year ended December 31, 2022:

Administrative	0.15%
Mortality and Expense Risk	1.25%

The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract.

Separate Account charges referred to in this disclosure are for current charges of the Contracts. A Contract fee of $50 is assessed on an annual basis for Contracts with a value of less than $20,000. The Company is currently waiving the transfer fee of the lesser of $25 or 2% of the transfer amount which is assessed after twelve transfers within a Contract year, but reserves the right to impose such charges in the future. These charges are paid to the Company and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022 and 2021.

In addition, the Contracts impose a surrender charge which ranges from 0% to 7% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through redemption of units, and recorded as Contract charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022 and 2021. There were no such charges for the years ended December 31, 2022 and 2021.

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENT OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
BHFTII T. Rowe Price Large Cap Growth Division	363	7,287	1,334	827
Invesco V.I. EQV International Equity Division	430	11,564	1,704	680

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	BHFTII T. Rowe Price Large Cap Growth Division		Invesco V.I. EQV International Equity Division
	2022	2021	2022	2021
Units beginning of year	153	153	469	469
Units redeemed and transferred to other funding options	(16)	—	(15)	—
Units end of year	137	153	454	469

SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SEVEN

OF METROPOLITAN LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS

The following table is a summary of unit values and units outstanding for the Contracts, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio (%)	Total[3] Return (%)
BHFTII T. Rowe Price Large	2022	137	37.18	5,107	—	1.40	(41.51)
Cap Growth Division	2021	153	63.56	9,701	—	1.40	18.55
	2020	153	53.62	8,213	0.23	1.40	35.04
	2019	154	39.70	6,107	0.42	1.40	29.17
	2018	154	30.74	4,749	0.42	1.40	(2.32)
Invesco V.I. EQV	2022	454	27.48	12,473	1.71	1.40	(19.29)
International Equity Division	2021	469	34.05	15,967	1.28	1.40	4.42
	2020	469	32.61	15,292	2.45	1.40	12.41
	2019	469	29.01	13,604	1.60	1.40	26.79
	2018	470	22.88	10,754	2.07	1.40	(16.17)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Division invests.

2  These amounts represent annualized Contract expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

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